EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the Amended and Restated PacifiCorp Stock Incentive Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     Dated: February 12, 1997.


                                       W. CHARLES ARMSTRONG
                                       -----------------------------------------
                                       W. Charles Armstrong

                                       FREDERICK W. BUCKMAN
                                       -----------------------------------------
                                       Frederick W. Buckman

                                       RICHARD T. O'BRIEN
                                       -----------------------------------------
                                       Richard T. O'Brien

                                       KATHRYN A. BRAUN
                                       -----------------------------------------
                                       Kathryn A. Braun

                                       C. TODD CONOVER
                                       -----------------------------------------
                                       C. Todd Conover

                                       NOLAN E. KARRAS
                                       -----------------------------------------
                                       Nolan E. Karras

                                       KEITH R. McKENNON
                                       -----------------------------------------
                                       Keith R. McKennon

                                       ROBERT G. MILLER
                                       -----------------------------------------
                                       Robert G. Miller
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                                       ALAN K. SIMPSON
                                       -----------------------------------------
                                       Alan K. Simpson

                                       VERL R. TOPHAM
                                       -----------------------------------------
                                       Verl R. Topham

                                       DON M. WHEELER
                                       -----------------------------------------
                                       Don M. Wheeler

                                       NANCY WILGENBUSCH
                                       -----------------------------------------
                                       Nancy Wilgenbusch

                                       PETER I. WOLD
                                       -----------------------------------------
                                       Peter I. Wold